Eaton Vance Management

Two International Place

Boston, MA 02110

(617) 482-8260

www.eatonvance.com

October 16, 2018

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Attention: Office of Filings, Information & Consumer Services

RE: Eaton Vance Mutual Funds Trust (File Nos. 811-04015 and 002-90946) (the “Registrant”)

on behalf of its series Eaton Vance Multi-Asset Credit Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the above-referenced Registrant on behalf of the Fund, transmitted herewith, pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 and Regulation S-T, are preliminary copies of the Shareholder Letter, Notice of Meeting, Proxy Statement and form of Proxy (“proxy materials”) regarding a Special Meeting of Shareholders to be held on Tuesday, December 18, 2018. The shareholders are being asked to consider the following proposals:

1.	To approve a new Investment Sub-Advisory Agreement between Eaton Vance Management (“EVM”) and Eaton Vance Advisers International Ltd. (“EVAIL”), pursuant to which EVAIL will serve as an investment sub-adviser to the Fund;

2.     To approve a “manager of managers” structure, which would allow EVM and the Fund to enter into and materially amend investment sub-advisory agreements without obtaining additional shareholder approval, subject to certain conditions;

3.     To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

We would appreciate receiving the Staff's comments, if any, as soon as possible so that the definitive proxy materials can be printed.

If you have any questions or comments concerning the foregoing or the enclosed, kindly call me at (617) 672-8878.

Very truly yours,

/s/ Michael Keane

Michael Keane, Esq.

Vice President